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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                 August 2, 1999


                         BELLWETHER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-9498                74-0437769
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                            Identification Number


1331 LAMAR, SUITE 1455
   HOUSTON, TEXAS                                77010-3039
(Address of principal                            (zip code)
 executive offices)


                                 (713) 650-1025
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable

ITEM 5.  OTHER EVENTS

     Bellwether Exploration Company made the Press Release attached hereto as
Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       99A.  Copy of the Company's Press Release dated August 2, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

     Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable

                                       2
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELLWETHER EXPLORATION COMPANY



August 2, 1999                By: /s/ J. P. Bryan
                                 ---------------------------------------
                                  J. P. Bryan, CEO

                                       3
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                                 EXHIBIT INDEX

EXHIBIT 99A--


           Copy of the Company's Press Release dated August 2, 1999